UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2010

AQUAMER MEDICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-52327	04-3516924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Algonquian Drive Natick, MA	01760
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 508 647 0041

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 18, 2010, Mr. Marshall Sterman, a member and Chairman of the Board of Directors of Aquamer Medical Corp. (the “Company”) presented his resignation, effective immediately, to Mr. Edwin A. Reilly, the Company’s Chief Executive Officer and Director.  Mr. Sterman stated that he was resigning for personal reasons.  On September 21, 2010 at a meeting of the Company’s Board of Directors called by Mr. Reilly, the Board determined to accept his resignation.  The Board has not appointed a replacement for Mr. Sterman at this time.

Item 9.01. Financial Statements and Exhibits - None

[Signatures on following page]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2010	AQUAMER MEDICAL CORP.

	By:	/s/ Edwin A. Reilly
Name: Edwin A. Reilly
Title: Chief Executive Officer